Exhibit 10.9
Execution Version
PLEDGE AND SECURITY AGREEMENT
PLEDGE AND SECURITY AGREEMENT (this “Agreement”) dated as of August 17, 2012 by KBS ACQUISITION SUB-OWNER 5, LLC, KBS ACQUISITION SUB-OWNER 6, LLC, KBS ACQUISITION SUB-OWNER 7, LLC and KBS ACQUISITION SUB-OWNER 8, LLC, each a Delaware limited liability company (each a “Pledgor”), in favor of GRAMERCY LOAN SERVICES LLC, a Delaware limited liability company, as agent (“Agent”), for the benefit of GRAMERCY INVESTMENT TRUST, a Maryland real estate investment trust and GARRISON COMMERCIAL FUNDING XI LLC, a Delaware limited liability company (together with their successors and assigns, hereinafter referred to individually and collectively as the “Lender”).
RECITALS
A.Pursuant to that certain Mezzanine Loan Agreement (as same may be amended, restated, replaced, supplemented, consolidated or otherwise modified, the “Loan Agreement”) dated as of the date hereof between the Agent, as agent, the Lender, as lender, KBS REIT Properties, LLC, KBS Acquisition Sub-Owner 5, LLC, KBS Acquisition Sub-Owner 6, LLC, KBS Acquisition Sub-Owner 7, LLC and KBS Acquisition Sub-Owner 8, LLC, each a Delaware limited liability company, as borrowers (individually and collectively, jointly and severally, as “Borrower”), the Lender has agreed to make a loan to Borrower in the principal amount of $38,980,245.08 (the “Loan”).
B.    Borrower is an affiliate of each Pledgor and is engaged in related businesses to Borrower and each Pledgor will derive substantial direct and indirect benefit from the making of the Loan to Borrower.
C.    It is a condition precedent to the obligation of Lender to make the Loan to Borrower under the Loan Agreement that each Pledgor shall have executed and delivered this Agreement to Agent.
D.    To induce the Lender to make the Loan to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor has agreed to pledge and grant a first priority security interest in the Collateral (as defined below) as security for the Obligations (as defined below).
Accordingly, the parties hereto agree as follows:
Section 1.Definitions. Terms defined in the Loan Agreement are used herein as defined therein. In addition, as used herein:
“Collateral” shall have the meaning ascribed thereto in Section 2 hereof.

“Obligations” shall mean all of the obligations of Borrower under the Loan Documents, including, without limitation, all unpaid principal of and interest on the Loan (including any interest accruing at the then applicable rate provided in the Loan Agreement after the filing of any petition in bankruptcy or reorganization relating to Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).
“Owner” shall mean each “Entity” as listed on Schedule 1 attached hereto.
“Owner Operating Agreement” shall mean the Operating Agreement of each Owner as listed on Schedule 1 attached hereto, as hereafter amended, restated, replaced, supplemented or otherwise modified from time to time.
“Pledged Interests” shall mean all of the limited liability company interests, limited partnership interests or membership interests, as applicable, of each Pledgor in each Owner, including, without limitation, the limited liability company interests, limited partnership interests or membership interests listed on Schedule 1 attached hereto, together with all membership certificates, option or rights of any nature whatsoever, which may be issued or granted to each Pledgor.
“Relevant Documents” shall mean each of the Owner Operating Agreements as listed on Schedule 1 attached hereto and all other organizational documents of each respective Owner, as any of the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.
“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the state of New York.
Section 2.    Pledge and Delivery of Collateral.
2.1    The Pledge. As continuing collateral security for the prompt payment and performance in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, each Pledgor hereby irrevocably grants, pledges and assigns a continuing first priority lien on and security interest in, and, as a part of such grant, pledge and assignment, hereby assigns to Agent as collateral security, all of such Pledgor’s right, title and interest in the following property, whether now owned by such Pledgor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as “Collateral”):
(a)    the Pledged Interests;
(b)    all ownership interests, limited liability company interests, limited partnership interests, membership interests, shares, securities, moneys, instruments or property representing a dividend, a distribution or return of capital upon or in respect of the Pledged Interests, or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Interests;
(c)    all rights of such Pledgor under the applicable Relevant Documents or any other agreement or instrument relating to the Pledged Interests, including, without limitation, (i) all rights of such Pledgor to receive moneys or distributions with respect to the Pledged Interests due and to become due under or pursuant to the applicable Relevant Documents, (ii) all rights of such Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged Interests, (iii) all claims of such Pledgor for damages arising out of or for breach of or default under a Relevant Document, and (iv) any right of such Pledgor to perform thereunder and to compel performance and otherwise exercise all rights and remedies thereunder;
(d)    all “accounts”, “general intangibles”, “instruments” and “investment property” (in each case as defined in the Uniform Commercial Code) constituting or relating to the foregoing; and
(e)    all proceeds of and to any of the property of such Pledgor described in clauses (a) through (d) above and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.
2.2    Delivery of the Collateral. All certificates or instruments, if any, representing or evidencing the Collateral shall be delivered to and held by or on behalf of Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer endorsed by each Pledgor in blank, or assignments in blank, all in form and substance satisfactory to Agent. Upon the occurrence and during the continuance of an Event of Default, Agent shall have the right, at any time, in its discretion, to transfer to or to register in the name of Agent or its nominee any or all of the Collateral. Concurrently with the execution and delivery of this Agreement, each Pledgor is delivering to Agent with respect to each applicable Owner an assignment of membership interest in blank (the “Assignment of Interest”), in the form set forth on Exhibit A-1 hereto, for the Pledged Interests, transferring all of the Pledged Interests in blank, as security for the Loan, duly executed by such Pledgor and undated. Concurrently with the execution and delivery of this Agreement, Owner is delivering to Agent an application for transfer of interests (the “Application for Transfer”), in the form set forth on Exhibit A-2 hereto, applying for the transfer of the Pledged Interests, duly executed by each Owner and undated. Agent shall have the right, at any time in its discretion upon the occurrence and during the continuance of an Event of Default and without notice to any Pledgor, to transfer to, and to designate on each Assignment of Interest and Application for Transfer, any Person to whom the Pledged Interests are sold in accordance with the provisions hereof. In addition, Agent shall have the right at any time to exchange each Assignment of Interest representing or evidencing the Pledged Interests or any portion thereof for one or more additional or substitute Assignments of Interest representing or evidencing smaller or larger percentages of the Pledged Interests represented or evidenced thereby, subject to the terms thereof.
Section 3.    Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 2 hereof, each Pledgor hereby agrees with Agent as follows:
3.1    Delivery and Other Perfection.
(a)    Each Pledgor hereby represents and warrants that as of the date hereof the Pledged Interest are not represented by any instruments or certificates and hereby instructs each applicable Owner to register on such Owner’s books and records the pledge of the Pledged Interests in such Owner by such Pledgor to Agent. In the event that at any time after the date hereof any Collateral shall be evidenced by an instrument or a certificate, such Pledgor shall or shall cause each applicable Owner to promptly deliver any such instrument or certificate, duly endorsed or subscribed by such Pledgor or accompanied by appropriate instruments of transfer or assignment duly executed in blank by such Pledgor, to Agent as additional Collateral. Any such instruments or certificates received by such Pledgor shall be held by such Pledgor in trust, as agent for Agent.
(b)    Each Pledgor further represents, warrants and covenants that (i) the Pledged Interests are all of the membership or partnership interests in each applicable Owner legally and beneficially owned by such Pledgor on the date hereof and no other Person owns any membership or partnership interests in such Owner, and (ii) such Pledgor shall not transfer, sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral (other than pursuant to this Agreement).
(c)    Each Pledgor shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary (in the reasonable judgment of Agent) to create, preserve or perfect the security interest granted pursuant hereto or, after the occurrence and during the continuance of an Event of Default, to enable Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of Agent or its nominee (and Agent agrees that if any Collateral is transferred into its name or the name of its nominee, Agent will thereafter promptly give to such Pledgor copies of any notices and communications received by it with respect to the Collateral). Notwithstanding the above, but pursuant to any applicable law, each Pledgor authorizes Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Pledgor in such form and in such offices as Agent determines appropriate to perfect the security interests of Agent under this Agreement. Each Pledgor authorizes Agent to use collateral descriptions such as “all assets whether now owned or hereafter acquired”, words of similar import or any other description Agent, in its sole discretion, so chooses in any such financing statements.
(d)    Each Pledgor shall permit representatives of Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of Agent to be present at such Pledgor’s place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Pledgor with respect to the Collateral, all in such manner as Agent may reasonably require.
3.2    Preservation of Rights. Except in accordance with applicable law, Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.
3.3    Pledged Collateral; Distributions.

(a)    So long as no Event of Default shall have occurred and be continuing, each Pledgor shall have the right to exercise all of such Pledgor’s rights under the applicable Relevant Documents for all purposes not inconsistent with the terms of this Agreement, or any other Loan Document or any other instrument or agreement referred to herein or therein, including the right to exercise any and all voting rights, the right to receive distributions on the Collateral and other rights relating to the Pledged Interests; and Agent shall execute and deliver to such Pledgor or cause to be executed and delivered to such Pledgor all such proxies, powers of attorney, distribution and other orders, and all such instruments, without recourse, as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the rights and powers which they are entitled to exercise pursuant to this Section 3.3(a).
(b)    If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not Agent exercises any available right to declare any of the Obligations due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement or any other Loan Document, (i) all distributions on the Collateral shall be paid directly to Agent for application to the Obligations pursuant to the terms hereof and the Loan Agreement, (ii) if Agent shall so request in writing, each Pledgor agrees to execute and deliver to Agent appropriate distribution and other orders and documents to that end and (iii) each Pledgor hereby irrevocably authorizes and directs each applicable Owner, after an Event of Default and for so long as such Event of Default is continuing, to pay all such distributions on the Collateral directly to the Agent for application to the Obligations in the order, priority and manner set forth herein and in the Loan Agreement. The foregoing authorization and instructions are irrevocable, may be relied upon by each applicable Owner and may not be modified in any manner other than by the Agent sending to each Owner a notice terminating such authorization and direction.
(c)    Anything to the contrary notwithstanding, (i) each Pledgor shall remain liable under the applicable Relevant Documents to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Agent of any of the rights hereunder shall not release any Pledgor from any of its duties or obligations under the applicable Relevant Documents and (iii) Agent shall have no obligation or liability under the applicable Relevant Documents by reason of this Agreement, nor shall Agent be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder, except as provided by applicable law.
3.4    Events of Default; Remedies, etc. During the period during which an Event of Default shall have occurred and be continuing:
(a)    Agent shall have the right to exercise all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Agent were the sole and absolute owner thereof (and Pledgor agrees to take all such action as may be appropriate to give effect to such right);
(b)    Agent in its discretion may, in its name or in the name of any Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;
(c)    Agent may, upon ten (10) days’ prior written notice to any Pledgor of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of Agent or any of its agents, sell, assign or otherwise dispose of all or any part of such Collateral, at such place or places as Agent deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and Agent or anyone else may be the purchaser, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of any such Pledgor, any such demand, notice or right and equity being hereby expressly waived and released. Unless prohibited by applicable law, Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned;
(d)    Agent may exercise all membership rights, powers and privileges to the same extent as any Pledgor is entitled to exercise such rights, powers and privileges;
(e)    Upon notice to any Pledgor, Agent may cause the Pledged Interests to be sold in accordance with Subsection (c) above and, in connection therewith, cause each purchaser of all or any part of such Pledged Interests to be admitted as a new member or owner of each applicable Owner to the extent of such Pledged Interests, and cause any such Pledgor to withdraw as a member or owner of such Owner to the extent such Pledged Interests is sold (in accordance with Subsection (c) above), and complete by inserting the Effective Date (as defined therein) and the name of the assignee thereunder and deliver to such assignee each Assignment of Interest executed and delivered by such Pledgor and, if appropriate, cause one or more amended or restated certificates of limited partnership, certificates of limited liability company or articles of incorporation to be filed with respect to such Owner;
(f)    Agent may exercise any and all rights and remedies of any Pledgor under or in connection with the applicable Relevant Documents or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Pledgor to demand or otherwise require payment of any amount under, or performance of any provisions of, the applicable Relevant Documents; and
(g)    all payments received by any Pledgor under or in connection with the applicable Relevant Documents or otherwise in respect of the Collateral shall be received in trust for the benefit of Agent, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Agent in the same form as so received (with any necessary indorsement).
The proceeds of each collection, sale or other disposition under this Section 3.4 shall be applied by Agent to the Obligations pursuant to Section 3.6 hereof.
Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Agent than those obtainable through a public sale without such restrictions, and that Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.
3.5    Private Sale. Agent shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 3.4 hereof conducted in a commercially reasonable manner. Each Pledgor hereby waives any claims against Agent arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Agent accepts the first offer received and does not offer the Collateral to more than one offeree.
3.6    Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Agent under this Section 3, shall be applied by Agent:
First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of Agent and the fees and expenses of their respective agents and counsel, and all expenses, and advances made or incurred by Agent in connection therewith;
Next, to the payment in full of the Obligations; and
Finally, to the applicable Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.
As used in this Section 3, “proceeds” of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of any Pledgor or any issuer of or obligor on any of the Collateral.
3.7    Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default Agent is hereby appointed the attorney-in-fact of each Pledgor for the purpose of carrying out the provisions of this Section 3 and taking any action and executing any instruments which Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as Agent shall be entitled under this Section 3 to make collections in respect of the Collateral, Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Pledgor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.
3.8    Termination. When all Obligations shall have been paid in full, Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever (except that Agent has not sold, created or suffered to exist thereon any lien, security interest or encumbrance in favor of any third party) any remaining Collateral and money received in respect thereof, to or on the order of any Pledgor. Additionally, upon satisfaction of the conditions set forth in Section 2.4.2 of the Loan Agreement with respect to the release of a portion of the Collateral, then Agent’s rights under this Agreement with respect to such released portion of the Collateral shall terminate and Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever (except that Agent has not sold, created or suffered to exist thereon any lien, security interest or encumbrance in favor of any third party), all of Agent’s rights in and to such portion of released Collateral.
3.9    Further Assurances. Each Pledgor agrees that, from time to time upon the written request of Agent, such Pledgor will execute and deliver such further documents and do such other acts and things as Agent may reasonably request in order fully to effect the purposes of this Agreement.
Section 4.    Miscellaneous.
4.1    No Waiver. No failure on the part of Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.
4.2    Governing Law.
(a)    THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PLEDGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO § 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(b)    ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST AGENT OR PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK COUNTY, NEW YORK AND PLEDGOR WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. PLEDGOR DOES HEREBY DESIGNATE AND APPOINT NATIONAL REGISTERED AGENTS, INC., 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, ATTENTION: SERVICE OF PROCESS DEPARTMENT, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE OF SUCH PLEDGOR MAILED OR DELIVERED TO SUCH PLEDGOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH PLEDGOR (UNLESS LOCAL LAW REQUIRES ANOTHER METHOD OF SERVICE), IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH PLEDGOR (i) SHALL GIVE PROMPT NOTICE TO AGENT OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (ii) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (iii) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.
4.3    Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in the manner and to the addresses set forth in the Loan Agreement.
4.4    Waivers, etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Pledgor and Agent. Any such amendment or waiver shall be binding upon Agent and each Pledgor.
4.5    Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Pledgor and inure to the benefit of the successors and assigns of Agent (provided, however, that no Pledgor shall assign or transfer its respective rights hereunder without the prior written consent of Agent). Without limiting the foregoing, Agent may at any time and from time to time without the consent of any Pledgor, assign or otherwise transfer all or any portion of its rights and remedies under this Agreement to any other person or entity, either separately or together with other property of any Pledgor for such purposes in connection with a transfer of Agent’s interest in the other Loan Documents and on such terms as Agent shall elect, and such other person or entity shall thereupon become vested with all of the rights and obligations in respect thereof granted to Agent herein or otherwise subject to the terms of the Loan Agreement, including the limitation on costs and expenses incurred by any Pledgor or its Affiliates in connection with any Participation of the Loan. Each representation and agreement made by each Pledgor in this Agreement shall be deemed to run to, and each reference in this Agreement to Agent shall be deemed to refer to, Agent and each of its successors and assigns.
4.6    Indemnification. Each Pledgor hereby agrees to indemnify Agent and its directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any claim of any Person (1) relating to or arising out of the acts or omissions of such Pledgor under this Agreement or the applicable Relevant Documents (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified), or (2) resulting from the ownership of or lien on any Collateral, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).
4.7    Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Agent in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.
[Remainder of Page Intentionally Left Blank. Signature Page Follows.]

IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be duly executed as of the day and year first above written.
PLEDGOR:
KBS ACQUISITION SUB-OWNER 5, LLC,
KBS ACQUISITION SUB-OWNER 6, LLC,
KBS ACQUISITION SUB-OWNER 7, LLC,
KBS ACQUISITION SUB-OWNER 8, LLC,
each a Delaware limited liability company

By:	KBS ACQUISITION SUB, LLC,
a Delaware limited liability company,
its sole member

By:	KBS ACQUISITION HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company,
its sole member

By:	KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:	/s/ David E. Snyder
David E. Snyder,
Chief Financial Officer

[SIGNATURE PAGE TO PLEDGE AND SECURITY AGREEMENT]

SCHEDULE 1
Pledged Interests

Pledgor	Entity	Owner Operating Agreement	Pledged Interests
KBS Acquisition Sub-Owner 5, LLC	First States Properties, No. 36, LLC	Operating Agreement of First States Properties No. 36, LLC, dated as of July 22, 1998, by KBS Acquisition Sub-Owner 5, LLC (as successor-in-interest to First States Properties, L.P.), as Member, as amended by the First Amendment to Operating Agreement of First States Properties No. 36, LLC, a Pennsylvania limited liability company, dated as of August 2, 2012	100%
KBS Acquisition Sub-Owner 6, LLC	First States Properties, No. 48, LLC	Operating Agreement of First States Properties No. 48, LLC, dated as of July 22, 1998, by KBS Acquisition Sub-Owner 6, LLC (as successor-in-interest to First States Properties, L.P.), as Member, as amended by the First Amendment to Operating Agreement of First States Properties No. 48, LLC, a Pennsylvania limited liability company, dated as of August 2, 2012	100%
KBS Acquisition Sub-Owner 7, LLC	First States Investors 225, LLC
Amended and Restated Limited Liability Company Agreement of First States Investors 225, LLC, dated as of April 30, 2004, by and among KBS Acquisition Sub-Owner 7, LLC (as successor-in-interest to First States Group, L.P.), as Member, and Linda L. Carney and Cherly A. Tussie, as Independent Managers, as amended by that First Amendment to Amended and Restated Limited Liability Company Agreement of First States Investors 225, LLC, dated as of March 31, 2008, by and among Member and Independent Managers, as amended by that Second Amendment to Amended and Restated Limited Liability Company Agreement of First States Investors 225, LLC, a Delaware limited liability company, dated as of August 2, 2012.
			100%
	First States Investors 4000F, LLC	Operating Agreement of First States Investors 4000F, LLC, dated as of April 28, 2003, by KBS Acquisition Sub-Owner 7, LLC (as successor-in-interest to First States Group, L.P.), as Member, as amended by the First Amendment to Operating Agreement of First States Investors 4000F, LLC, a Delaware limited liability company, dated as of August 2, 2012	100%

A-1

	First States Investors 4100D GP, LLC	Limited Liability Company Agreement of First States Investors 4100D GP, LLC, dated as of December 23, 2005, by KBS Acquisition Sub-Owner 7, LLC (as successor-in-interest to First States Investors DB I, LLC), as Member, as amended by the First Amendment to Operating Agreement of First States Investors 4100D GP, LLC, a Delaware limited liability company, dated as of August 2, 2012	100%
	First States Investors 4100D, L.P.	Limited Partnership Agreement of First States Investors 4100D, L.P. (A Delaware Limited Partnership), dated as of December 23, 2005, by and between First States Investors 4100D GP, LLC, as General Partner, and KBS Acquisition Sub-Owner 7, LLC (as successor-in-interest to First States Group, L.P.), as Limited Partner, as amended by the First Amendment to Limited Partnership Agreement of First States Investors 4100D, L.P., a Delaware limited partnership, dated as of August 2, 2012	100%
	First States Investors 5300, LLC	Limited Liability Company Agreement of First States Investors 5300, LLC, dated as of January 27, 2005, by KBS Acquisition Sub-Owner 7, LLC (as successor-in-interest to First States Group, L.P.), as Member, as amended by the First Amendment to Operating Agreement of First States Investors 5300, LLC, a Delaware limited liability company, dated as of August 2, 2012	100%
KBS Acquisition Sub-Owner 8, LLC	First States Properties, No. 14, LLC	Operating Agreement of First States Properties No. 14, LLC, dated as of July 22, 1998, by KBS Acquisition Sub-Owner 8, LLC (as successor-in-interest to First States Properties, L.P.), as Member, as amended by the First Amendment to Operating Agreement of First States Properties No. 14, LLC, a Pennsylvania limited liability company, dated as of August 2, 2012	100%

A-2

EXHIBIT A-1
FORM OF ASSIGNMENT OF INTEREST
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________________ (print or typewrite name of transferee) the following specified percentage of [limited liability company/partnership] interests in [PLEDGEE] (the “Company”): ONE HUNDRED PERCENT (100%), effective as of the date specified in the Application for Transfer of Interests dated as of the date hereof, and irrevocably constitutes and appoints _______________________________ and its authorized officers, as attorney-in-fact, to transfer the same on the books and records of the Company, with full power of substitution in the premises.
[Remainder of Page Intentionally Left Blank. Signature Page Follows.]

Dated: ___________________	Signature:	[PLEDGOR],
By:
Name:
Title:

(Transferor)

Address:

EXHIBIT A-2
FORM OF APPLICATION FOR TRANSFER OF INTERESTS
The undersigned applicant (the “Applicant”) hereby (a) applies for a transfer of the percentage of limited liability company interests in the Company (the “Transfer”) specified on the attached Assignment of Interest and applies to be admitted to [PLEDGEE] (the “Company”) as a substitute member of the Company, (b) agrees to comply with and be bound by all of the terms and provisions of the [APPLICABLE LIMITED LIABILITY COMPANY/PARTNERSHIP AGREEMENT] (the “Operating Agreement”), (c) represents that the Transfer complies with the terms and conditions of the Operating Agreement, (d) represents that the Transfer does not violate any applicable laws and regulations, and (e) agrees to execute and acknowledge such instruments (including, without limitation, a counterpart of the Operating Agreement), in form and substance satisfactory to the Company, as the Company reasonably deems necessary or desirable to effect the Applicant’s admission to the Company as a substitute member of the Company and to confirm the agreement of the Applicant to be bound by all the terms and provisions of the Operating Agreement with respect to the limited liability company interests in the Company described above. Initially capitalized terms used herein and not otherwise defined herein are used as defined in the Operating Agreement.
The Applicant directs that the foregoing Transfer and the Applicant’s admission to the Company as a substitute member shall be effective as of _______________________________.
Name of Transferee (Print) ___________________________________.

Dated:	Signature:

(Transferee)

Address:

[Remainder of Page Intentionally Left Blank. Signature Page Follows.]

The Company has determined (a) that the Transfer described above is permitted by the Operating Agreement, (b) hereby agrees to effect such Transfer and the admission of the Applicant as a substitute member of the Company effective as of the date and time directed above, and (c) agrees to record, as promptly as possible, in the books and records of the Company the admission of the Applicant as a substitute member.
[PLEDGED ENTITY]